SOUTHERN CALIFORNIA EDISON COMPANY

                                POWER OF ATTORNEY


     The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and directors, pursuant to a resolution adopted March 16, 2000 (the "Resolution"), do each hereby constitute and appoint STEPHEN E. PICKETT, W. JAMES SCILACCI, THOMAS M. NOONAN, ROBERT C. BOADA, BEVERLY P. RYDER, MARY C. SIMPSON, GEORGE T. TABATA, KENNETH S. STEWART, PAIGE
W. R. WHITE, TIMOTHY W. ROGERS, VICTORIA W. SCHWARTZ, BONITA J. SMITH, EILEEN B. GUERRERO, and POLLY L. GAULT, or any of them, to act severally as attorney-in-fact, for and in their respective names, places and steads, to execute, sign, file or cause to be filed (i) one or more Registration Statements, and any and all exhibits, amendments and/or supplements thereto to be filed by Southern California Edison Company with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, one or more series of securities as authorized by the Resolution, and for the further purpose of qualifying under the Trust Indenture Act of 1939, as amended, one or more indentures relating to such securities; and (ii) one or more listing applications and any exhibits, amendments and/or supplements thereto, and any other required documents, to be filed by Southern California Edison Company with any stock exchange for the purpose of listing any of such securities; and to take any other actions necessary to comply with the laws, rules or regulations of any governmental or regulatory entity relating to such securities, granting unto said attorney-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever necessary or appropriate as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 16th day of March, 2000.

                                       SOUTHERN CALIFORNIA EDISON COMPANY


                                       By:      STEPHEN E. FRANK
                                          --------------------------------
                                                STEPHEN E. FRANK
                                          Chairman of the Board, President
                                             and Chief Executive Officer

Attest:

BEVERLY P. RYDER
------------------------
BEVERLY P. RYDER
Secretary



Principal Executive Officer:


STEPEHN E. FRANK
---------------------------                    Chairman of the Board, President
STEPHEN E. FRANK                               and Chief Executive Officer



Principal Financial Officer:


W. JAMES SCILACCI
---------------------------                    Vice President
W. JAMES SCILACCI                              and Chief Financial Officer



Controller and Principal Accounting Officer:


THOMAS M. NOONAN                               Vice President and Controller
---------------------------
THOMAS M. NOONAN


Directors:



WINSTON H. CHEN                            RONALD L. OLSON
---------------------     Director         ---------------------       Director
WINSTON H. CHEN                            RONALD L. OLSON


WARREN CHRISTOPHER        Director         JAMES M. ROSSER             Director
---------------------                      ---------------------
WARREN CHRISTOPHER                         JAMES M. ROSSER


STEPHEN E. FRANK          Director         ROBERT H. SMITH             Director
---------------------                      ---------------------
STEPHEN E. FRANK                           ROBERT H. SMITH


JOAN C. HANLEY            Director         THOMAS C. SUTTON            Director
---------------------                      ---------------------
JOAN C. HANLEY                             THOMAS C. SUTTON


CARL F. HUNTSINGER        Director         DANIEL M. TELLEP            Director
---------------------                      ---------------------
CARL F. HUNTSINGER                         DANIEL M. TELLEP


CHARLES D. MILLER         Director         EDWARD ZAPANTA              Director
---------------------                      ---------------------
CHARLES D. MILLER                          EDWARD ZAPANTA


LUIS G. NOGALES           Director
---------------------
LUIS G. NOGALES